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                                                                   EXHIBIT 10.40

                                  KEVCO, INC.
                     1300 So. University Drive, Suite 200
                            Fort Worth, Texas 76107

                                            October 1, 1996

Mr. Jerry E. Kimmel and
Mr. Billy T. Everett, Managing General Partners of
K & E Land & Leasing
and
K & E Land & Leasing, Managing General Partner of and
1741 Conant Partnership
1300 So. University Drive, Suite 200
Fort Worth, Texas 76107

        RE:  (i)     Lease Agreement dated December 1, 1977, as amended, between
                     K & E Land & Leasing ("K&E") and Kevco, Inc. ("Kevco") with respect to the certain real property and improvements thereon located in Elkhart, Indiana and described in said
                     Lease Agreement (the "Elkhart Lease");

             (ii) Sublease and Lease Guarantee Agreement dated April 1, 1980, as amended, between K&E and Kevco with respect to the real property and improvements thereon located in Newton, Kansas as described therein (the "Newton Sublease");

             (iii) Lease Agreement dated October 12, 1987, as amended, between 1741 Conant Partnership ("Conant") and Kevco with respect to the real property and improvements thereon located in Elkhart, Indiana as described therein (the "IDC Lease"); and

             (iv) Equipment Lease Agreement dated January 1, 1991, as amended, between K&E and Kevco with respect to the Equipment described (the "Equipment Lease").

Gentlemen:

        Reference is hereby made to the Elkhart Lease, the Newton Sublease and the Equipment Lease (collectively the "K&E Leases"). Reference is also made to the IDC Lease.

        The purpose of this letter is to confirm our agreement that, effective as of October 1, 1996, none of the K&E Leases or the IDC Lease will be amended in any manner without our mutual consent, including increasing the current rental payable under any of such leases, the effect or result of which would be to cause the term of any such lease, as amended, to contain terms or provisions less favorable to Kevco than that obtainable from an independent third party
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lessor; provided, however, that notwithstanding the foregoing, in no event shall the monthly rental under any of such leases be decreased from that currently payable thereunder.

     If the foregoing accurately reflects our agreement, kindly indicate to such effect on the second copy of this letter enclosed for that purpose and return same to the undersigned at your earliest convenience.

                                        Yours very truly,



                                        Jerry E. Kimmel
                                        Chairman of the Board and President

AGREED TO:

K & E Land & Leasing,
a Texas General Partnership


By:
   -----------------------------------
   Jerry E. Kimmel, Managing General Partner

By:
   -----------------------------------
   Billy T. Everett, Managing General Partner

Date: October 2, 1996


1741 Conant Partnership,
a Texas General Partnership


K & E Land & Leasing, Managing General Partner


By:
   -----------------------------------
   Jerry E. Kimmel, General Partner

By:
   -----------------------------------
   Billy T. Everett, General Partner

Date: October 2, 1996